UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 1, 2023
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As discussed on its fourth quarter fiscal 2023 earnings call, effective in the first quarter of our fiscal year 2024, John Wiley & Sons, Inc. (the “Company”) has reorganized to reflect its recent announcements. The Company is divesting its non-core businesses, including University Services, Wiley Edge, and CrossKnowledge, and focusing on its Research and Learning core. As a result, Wiley has reorganized its segments with its new structure consisting of two ongoing reportable segments and one temporary Held for Sale or Sold reportable segment, as well as a Corporate expense category (no change) that includes certain costs that are not allocated to the reportable segments.

a.Research is unchanged and includes the reporting lines of Research Publishing and Research Solutions.
b.Learning includes the Academic and Professional reporting lines and consists of publishing and related knowledge solutions.
c.Held for Sale or Sold includes businesses held-for-sale including University Services, Wiley Edge, and CrossKnowledge, as well as those sold in fiscal year 2023 (Test Prep and Advancement Courses).

As a result of the realignment, we have revised our segment presentation for fiscal years 2022 and 2023, including quarterly financial results for fiscal year 2023 and full year results for fiscal year 2022. There were no changes to our consolidated financial results. The revisions do not represent a restatement of previously issued financial statements. See Exhibit 99.1 for our revised segment presentations.

The information in Item 7.01, including the exhibits hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No. Description

99.1    John Wiley & Sons, Inc. Revised Segment Results
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Brian A. Napack
Brian A. Napack
President and Chief Executive Officer

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: September 1, 2023